EXHIBIT 32.1



               Certification of Periodic Financial Report by
         Chief Executive Officer Pursuant to 18 U.S.C. Section 1350 as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002



I, DeWitt Drew, President and Chief Executive Officer of Southwest Georgia Financial Corporation certify that:

  (1) The Corporation's Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (the "Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange
       Act of 1934; and

  (2) The information contained in the Report fairly present, in all material respects, the financial condition and results of operations of the Corporation.



                                 By:    /s/DeWitt Drew
                                        DeWitt Drew
                                        President and Chief Executive Officer
                                        Southwest Georgia Financial Corporation
November 14, 2003